SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. ____)

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Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

CAMINOSOFT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]		No fee required.

[ ]		Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CAMINOSOFT CORP.
600 Hampshire Road, Suite 105
Westlake Village, California 91361

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Wednesday, June 14, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CaminoSoft Corp. (the "Company") will be held at the Hyatt Westlake Plaza, located at 880 S. Westlake Blvd, Westlake Village, California, 91361 on Wednesday, June 14, 2006 at 1:00 p.m. P.D.T. for the following purposes, as more fully described in the attached Proxy Statement.

1.	To elect six members of the Board of Directors to serve until the next annual meeting of shareholders;

3.	To ratify the selection of Weinberg & Company, P.A. as independent auditors for the fiscal year ending September 30, 2006; and

4.
To consider such other matters and transact such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors is not currently aware of any other business to come before the Annual Meeting.

The Board of Directors has fixed the close of business on May 1, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

Accompanying this Notice are a Proxy and Proxy Statement. IF YOU WILL NOT BE ABLE TO ATTEND THE MEETING TO VOTE IN PERSON PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. The Proxy may be revoked at any time prior to its exercise at the meeting.

By Order of the Board of Directors

Stephen Crosson
Secretary

May 15, 2006
Westlake Village, California

CAMINOSOFT CORP.
600 Hampshire Road, Suite 105
WESTLAKE VILLAGE, CALIFORNIA 91361

ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished to the shareholders of CaminoSoft Corp., a California corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company. The proxies solicited hereby are to be voted at the Annual Meeting of Shareholders of the Company to be held on Wednesday, June 14, 2006 and any and all adjournments thereof (the "Annual Meeting").

Shareholders of the Company will consider and vote upon the following proposals: (i) to elect six directors of the Company until the next annual meeting of shareholders; (ii) to ratify the selection of Weinberg & Company, P.A. as independent auditors for the fiscal year ending September 30, 2006; and (iii) to consider and transact such other business as may properly come before the Annual Meeting (collectively, the "Proposals").

A form of proxy is enclosed for your use. The shares represented by each properly executed unrevoked proxy will be voted in accordance with the recommendations of the Board of Directors, including a vote in favor of the Proposals, unless a contrary instruction is indicated on the Proxy, in which case the Proxy shall be voted in accordance with such instructions. If no direction is made, the shares represented by each properly executed unrevoked proxy will be voted for the Proposals. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THE PROXY CONFERS DISCRETIONARY AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

Any proxy given may be revoked at any time prior to the exercise thereof by filing with Stephen Crosson, Secretary of the Company, an instrument revoking such proxy or by the filing of a duly executed proxy bearing a later date. Any shareholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person if such shareholder so desires.

It is contemplated that the solicitation of proxies will be made primarily by mail. Should it however appear desirable to do so in order to ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, fax, internet, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the shares and will reimburse them for their expense in so doing. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about May 17, 2006.

VOTING SECURITIES

Only holders of record of the Company's voting securities at the close of business on May 1, 2006 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had issued and outstanding the following securities, the holders of which are entitled to vote at the Annual Meeting: 14,248,756 shares of the Company's Common Stock ("Common Stock"). Each share of Common Stock that was issued and outstanding on the Record Date is entitled to one vote at the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes entitled to be cast by all shareholders will constitute a quorum for the transaction of business at the Annual Meeting.

Shareholders may cumulate their votes with respect to the election of directors of the Company if one or more shareholders gives notice at the Annual Meeting, prior to voting, of an intention to cumulate votes for a nominated director. A shareholder may cumulate votes by casting for the election of one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or by distributing his votes on the same principal among as many candidates as he sees fit. If a proxy is marked "FOR" the election of directors, it may, at the discretion of the proxy holders, be voted cumulatively in the election of directors.

PROPOSAL 1. ELECTION OF DIRECTORS

At the Annual Meeting, six directors, who will constitute the entire Board of Directors, are to be elected to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and shall qualify. All nominees have consented to being named herein and have agreed to serve if elected. Except for Mr. Pryor, all nominees are current members of the Board of Directors. The names of such nominees are as follows:

Robert Pearson
Robert Degan
Stephen Crosson
Russell Cleveland
Michael Skelton
Lee Pryor

Management proxies will be voted FOR the election of all of the above named nominees unless the shareholders indicate that the proxy shall not be voted for all or any one of the nominees. If cumulative voting is utilized, the proxy holders intend to distribute the votes represented by each proxy, unless such authority is withheld, among the five nominees named, in such proportion as they see fit. Nominees receiving the highest number of affirmative votes cast, up to the number of directors to be elected, will be elected as directors. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. If, for any reason, any nominee should, prior to the Annual Meeting, become unavailable for election as a Director, an event not now anticipated, the proxies will be voted for such substitute nominee if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

PROPOSAL NO. 2
SELECTION OF INDEPENDENT AUDITORS

The Board of Directors, acting on the recommendation of its Audit Committee, has selected the firm of Weinberg & Company, P.A., which has served as independent auditors of the Company since 2005, to conduct an audit, in accordance with generally accepted auditing standards, of the Company’s financial statements for the fiscal year ending September 30, 2006 (the “Auditor Proposal”). A representative of that firm is expected to be present at the meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. This selection is being submitted for ratification at the meeting. If not ratified, the selection will be reconsidered by the Board, although the Board will not be required to select different independent auditors for the Company. Unless otherwise instructed on your signed proxy, it will be voted FOR ratification of the selection of Weinberg & Company, P.A. The approval of the Auditor Proposal requires the affirmative note of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Any shares not voted on the Auditor Proposal (whether by abstention or broker non-votes) will have the same effect as votes against the Auditor Proposal.

The audit fees billed by Weinberg & Company, P.A. for our fiscal year ended September 30, 2005 and tax related fees in those fiscal years were as follows:

Type of Fee	2005
Audit Fees	$47,922
Tax Fees	—
All Other Fees	—

$47,922

AUDIT FEES

The aggregate fees billed by Weinberg & Company, P.A. for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended September 30, 2005 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for the 2006 fiscal year to date are $57,652.00.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

Weinberg & Company, P.A. did not render any professional services to the Company for financial information systems design and implementation, as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X under the federal securities laws during the year ended September 30, 2005.

ALL OTHER FEES

There were no other fees billed by Weinberg & Company, P.A. for other services rendered to the Company during the fiscal year ended September 30, 2005.

The Board recommends a vote “FOR” the ratification of the selection of Weinberg & Company, P.A. as the Company’s independent auditors for the fiscal year ending September 30, 2006.

MEETINGS; ATTENDANCE; COMMITTEES

During the fiscal year ended September 30, 2005, the Board of Directors of the Company met ten times. No incumbent member who was a director during the past fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors

The Board has an Audit Committee. The duties of the Audit Committee include (i) recommending to the Board the engagement of the independent auditors, (ii) reviewing the scope and results of the yearly audit by the independent auditors, (iii) reviewing the Company’s system of internal controls of procedures, and (iv) investigating when necessary matters relating to the audit functions. It reports to the Board concerning its activities. Until March 17, 2006, the members of this Committee were Messrs. Kornbluh, Spector and Degan. Upon the resignation from the Board of Messrs Kornbluh and Spector, Lee Pryor was appointed to the Audit Committee. Messrs Degan, Spector and Pryor are independent under the rules of the NASDAQ Stock Market. The Audit Committee held 4 meetings in the fiscal year ended September 30, 2005. The Audit Committee operates under a formal charter that governs its duties and conduct.

The Board also has a Compensation Committee. The Compensation Committee makes recommendations to the Board concerning compensation and other matters relating to employees. The Committee also grants options under, and administers, the Company’s Stock Option Plan. The current members of the Committee are Messrs. Degan and Pryor. The Compensation Committee held two meetings during fiscal year ended September 30, 2005.

To date, all of the Company’s directors have participated in identifying qualified director nominees. As a result, the Board has not found it necessary to have a standing Nominating Committee. In view of the size of the Company and its stage of development, the Board does not have a charter with respect to the nomination process nor does it have a formal policy with regard to the consideration of any director candidates recommended by our shareholders. In selecting nominees to the Board of Directors, the Board considers many factors such as requirements of law matters of character, judgment, business experience and areas of expertise, but has not established any specific, minimum qualifications that the Board believes must be met.

STOCKHOLDER RECOMMENDATIONS OF DIRECTOR CANDIDATES

The Board of Directors will consider Board nominees recommended by stockholders. In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be given in writing to the Corporate Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company as set forth under “Submission of Shareholders Proposals” below. Notice of a nomination must include your name, address and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any). You must submit the nominee’s consent to be elected and to serve. The Board of Directors may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee.

Any recommendations in proper form received from shareholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated.

AUDIT COMMITTEE REPORT

The Committee has reviewed and discussed the Company’s audited financial statements with management, who have primary responsibility for the financial statements. Weinberg & Company, P.A., the Company’s independent auditors for the fiscal year ended September 30, 2005, are responsible for expressing an opinion on the conformity on the Company’s audited financial statements with generally accepted accounting principles. The Committee has discussed with Weinberg & Company, P.A. the matters that are required to be discussed by the Statement on Auditing Standards No. 61 (Communication With Audit Committees). Weinberg & Company, P.A. has provided to the Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Committee discussed with Weinberg & Company, P.A. that firm’s independence. The Committee also considered whether Weinberg & Company P.A.’s provision of non-audit services to Company is compatible with Weinberg & Company, P.A.’s independence.

Based on the considerations referred to above, this Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-KSB for the fiscal year ended September 30, 2005.

Walter Kornbluh Steven Spector Robert Degan

Audit Committee’s Pre-Approval Policy

During fiscal 2005, the Audit Committee of the Board of Directors adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by our independent auditor and for the prohibition of certain services from being provided by the independent auditor. We may not engage our independent auditor to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditor during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approval services and establishes a monetary limit with respect to each particular pre-approval service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

If the cost of any service exceeds the pre-approval monetary limit, such service must be approved by the Audit Committee. The Audit Committee has delegated authority to the Chair of the Audit Committee to pre-approve any audit or non-audit services to be provided to the Company by the independent auditor for which the cost is less than $10,000. The Chair must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting.

ATTENDANCE AT SHAREHOLDER MEETINGS

It is our policy that all members of the Board of Directors attend the Annual Meeting of Shareholders in person, although we recognize that directors occasionally may be unable to attend for personal or professional reasons. We generally hold a meeting of the board on the same date as the Annual Shareholders Meeting. All of the then Board members attended last year’s Annual Meeting.

SHAREHOLDER COMMUNICATIONS

Our shareholders may communicate directly with the members of the Board of Directors or the individual chair of standing Board committees by writing directly to those individuals c/o CaminoSoft Corp, 600 Hampshire Road, Suite 105, Westlake Village, CA 91361.

Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to the Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.

MANAGEMENT OF THE COMPANY

Set forth below is certain information with respect to the directors, director nominees and executive officers of the Company.

As of May 1, 2006, the directors, director nominees and executive officers of the Company are as follows:

Name	Age	Position
Robert Pearson	69	Director

Robert Degan	67	Chairman of the Board

Russell Cleveland	66	Director

Michael Skelton	57	Chief Executive Officer, Director

Stephen Crosson	46	Director, Chief Financial Officer, Chief Operating Officer

Lee Pryor	69	Director

Robert Pearson. Mr. Pearson, who became a director in 1997, has been associated with Renaissance Capital Group, Inc. (“RCG”) since April 1994. RCG is the Investment Advisor or Investment Manager for the three largest shareholders of the Company. Presently, Mr. Pearson serves as a Senior Vice President and Director of Corporate Finance of RCG. He served as Executive Vice President of the Thomas Group from May 1990 to March 1994. For 25 years, Mr. Pearson held various senior management positions at Texas Instruments, including Vice President of Finance from October 1983 to June 1985. Mr. Pearson holds directorships in the following companies: Poore Brothers, which manufacture and distribute snack food products; Advanced Power Technology, Inc., a power semiconductor manufacturer; eOriginal, Inc., a privately owned developer of technology and software for creation of electronic contracts; Laserscope, Inc., a marketer and manufacturer of lasers for medial use; and Simtek Corporation, a fabless semiconductor company that designs and markets non-volatile static random access memories.

Robert Degan. Robert Degan became a director in January 2001. From 1989 to August 1996, Mr. Degan was President and Chief Executive Officer of Tylink Corporation, a private company, which designs, manufactures and markets digital access products. In August, 1996, Tylink Corporation was acquired by Sync Research a public company. From August 1996 to December 1996 Mr. Degan was Executive Vice President of Sync Research. From January, 1997 to November, 1998, Mr. Degan was Chairman, President and Chief Executive Officer of Summa Four, Inc., a public company, which was a leading provider of switching platforms. In November, 1998, Summa Four, Inc. was acquired by Cisco Systems, Inc. a public company, from November, 1998 through December, 1999 Mr. Degan was General Manager of the Enhanced Services and Migration business unit of Cisco Systems, Inc., and from January, 2000 to the present Mr. Degan has been a private investor. Mr. Degan currently serves on the Boards of Flexi International, and Overland Storage both Nasdaq public companies. He also serves on the Boards of Metrobility Optical, Common Voices and Abacus USA, all private companies.

Russell Cleveland. Mr. Cleveland became a director in February 2004. Mr. Cleveland is the President, Chief Executive Officer, sole Director, and the majority shareholder of the RENN Group. Mr. Cleveland has been with RENN Group in these capacities for over ten years since the first fund was formed in 1994. He is a Chartered Financial Analyst with more than 35 years experience as a specialist in investments for smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland serves on the Boards of Directors of Renaissance US Growth Investment Trust PLC, BFS US Special Opportunities Trust PLC, Renaissance Growth & Income Fund III, Integrated Security Systems, Inc., Tutogen Medical, Inc., Digital Recorders, Inc., and Cover-All Technologies, Inc.

Michael Skelton. Mr. Skelton joined the Company in April 2004 as the Chief Executive Officer. Since August 2001, Mr. Skelton has been an interim executive management consultant working with public and private technology companies for MDS Consulting Services. From 1987 to 1992 Mr. Skelton was Vice President and General Manager of TAB Products Co. a records management company. From 1993 to 1995 Mr. Skelton Vice President of Sales and Marketing for SCO Inc., a company that provides UNIX operating system software. From 1996 to 1997 Mr. Skelton was President and C.E.O. of TracePoint Technology, Inc., a provider of software developer tools. From 1998 to 1999 Mr. Skelton was Vice President of Sales for NetManage, Inc., a provider of enterprise application integration software and services. From January 2000 to July 2001 Mr. Skelton was President and C.E.O. of Menta Software, Ltd., which provided technology to web enable Windows™ applications.

Stephen Crosson. Mr. Crosson joined the Company in March 1985 and was manager of accounting and government contracts and logistics. In September 1989, Mr. Crosson became a financial analysis officer with First Interstate Banks Controller’s office. In March 1992, Mr. Crosson returned to the Company as Director of Operations. In April 1995, he became Vice President of Operations. In January of 1997, Mr. Crosson became Corporate Secretary. In April 1998 he became Chief Operating Officer and Treasurer, and, in January 2003, Mr. Crosson became Chief Executive Officer. In April 2004, Mr. Crosson became Chief Financial Officer and Chief Operating Officer.

Lee Pryor. Mr. Pryor became a director in March 2006. Mr. Pryor is founder and chief executive officer of Interventures, LLC, an advisory and coaching services firm assisting start-up and late-stage entrepreneurial companies. During the past five years Mr. Pryor has provided advisory services to businesses for strategy evaluation, marketing programs and management best practices. Mr. Pryor also gives speeches on management and entrepreneurship and provides seminars and workshops on the topics of management, marketing and strategy to his clients. Mr. Pryor attended Johns Hopkins University, the U.S. Naval Academy, and Northwestern University. He is a frequent speaker at venture capital conferences, association meetings, and business schools on such topics as strategy, leadership, and managing for success.

DIRECTOR COMPENSATION

Directors do not receive any annual compensation. Outside directors receive $1,000 each for each board meeting and $500 for each board teleconference attended and reimbursement for out-of-pocket expenses for attending meetings. Mr. Pearson and Mr. Cleveland have waived the meeting fees.

COMPLIANCE WITH SECTION 16(a)

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of common stock and other equity securities of the Company, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. To the best of the Company’s knowledge (based solely upon a review of the Form 3, 4 and 5 filed), no officer, director or 10% beneficial shareholder failed to file on a timely basis any reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid by the Company for its fiscal years ended September 30, 2005, 2004 and 2003 to its Chief Executive Officer and Chief Financial Officer (the “Named Executive Officers”). No other executive officer received compensation which exceeded $100,000 for the fiscal year ended September 30, 2005.

	ANNUAL COMPENSATION (1)				Long Term Compensation
NAME AND PRINCIPAL POSITION	FISCAL YEAR ENDED SEPTEMBER 30,	SALARY	BONUS	ALL OTHER COMPENSATION	Awards	Securities Underlying Options SARs
Michael Skelton,	2005	$168,000	$39,000		—	—
Chief Executive Officer	2004	$168,000	—	—		1,400,000
Stephen Crosson,	2005	$150,000	$39,000	—	—	—
Chief Operating Officer,	2004	$150,000	—	—		300,000
Chief Financial Officer,	2003	$137,500	—	—		200,000
Corporate Secretary

OPTION GRANTS IN 2005

The following table sets forth certain information regarding option grants to the Named Executive Officers during the fiscal year ended September 30, 2005.

NAME	Number of Securities Underlying Options Granted (1)	Percentage of Total Options Granted to Employees In 2005	Average Exercise Price Per Share	Expiration Date
Michael Skelton.	—	—	—	—
Stephen Crosson	—	—	—	—

(1)	Options were granted under the year 2000 Employee Stock Option Plan.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

			Number of Securities		Value of
	Shares		Underlying Unexercised		Unexercised in the Money
	Acquired	Value	Options at Year-End		Options at Year-End
Name	On Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Michael Skelton	—	—	350,000	1,050,000	$367,500	$1,102,500
Stephen Crosson	—	—	983,000	100,000	$717,150	$105,000

There were no options exercised by the named executive officers during fiscal year 2005.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information regarding the Company’s 2000 Stock Option Plan. All information set forth below is as of September 30, 2005, pursuant to applicable regulations.

	Number of Securities to Be Issued Upon Exercise Of Outstanding Options, (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants And Rights, (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in Column (a))
Equity compensation plans approved by security-holders	4,603,250	$1.06	1,396,750

Equity compensation plans not approved by security-holders	—	—	—

TOTAL	4,603,250	$1.06	1,396,750

Shareholder Approved Plans:

The 2000 Stock Option Plan

The Company’s shareholders approved the 2000 Stock Option Plan (“2000 Plan”) in April, 2000. Currently, this plan authorizes the grant of options to purchase up to 6,000,000 shares of Common Stock, of which options to purchase 4,899,500 shares were outstanding and 1,100,500 available for future issuance as of April 1, 2006.

Non-Shareholder-Approved Plans.

There are no plans which have not been approved by the shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 1, 2006 by (I) each person who is known by the Company to own beneficially more than 5% of the Company’s outstanding Common Stock; (ii) each of the Company’s directors; (iii) the named Executive Officers; and (iv) executive officers and directors of the Company as a group:

			COMMON STOCK (1)
			NUMBER OF	PERCENTAGE OF
	NAME AND ADDRESS (2)		SHARES	OUTSTANDING (3)
	Robert Pearson	(4)	—	—
c/o	Renaissance Capital Group
	8080 N. Central Expressway
	Suite 210
	Dallas, Texas 75206

	Robert Degan		268,000 (5)	1.80

	Russell Cleveland	(4)	—	—

c/o	Renaissance Capital Group
	8080 N. Central Expressway
	Suite 210
	Dallas, Texas 75206

	Lee Pryor		—	—

	Stephen Crosson		1,305,770 (6)	8.52

	Michael Skelton		391,785 (7)	9.21

	Renaissance Capital Growth &
	Income Fund III, Inc. (“Renaissance Capital”)		5,762,893 (8)	36.08
	8080 N. Central Expressway
	Suite 210
	Dallas, Texas 75206

	Renaissance US Growth &
	Income Trust PLC (“Renaissance US”)		4,609,364 (9)	29.08
	8080 N. Central Expressway
	Suite 210
	Dallas, Texas 75206

	BFSUS Special Opportunities

	Trust PLC (“BFS US”)		7,003,949 (10)	36.98
	8080 N. Central Expressway
	Suite 210
	Dallas, Texas 75206

	All executive officers and
	directors as a group
	(6 persons)		3,015,555	17.75

(1)
As used herein, the term beneficial ownership is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power and/or sole or shared investment power subject to community property laws where applicable.

(2)	Except as indicated, the address of each person is c/o the Company at 600 Hampshire Road, #105, Westlake Village, California 91361.
(3)	Based on 14,248,756 shares of Common Stock outstanding, as of April 1, 2006.
(4)
Does not include any shares owned by the Renaissance Capital, Renaissance US and BFS US, (the “Renaissance Funds”) described in the table. Messrs Pearson and Cleveland are executive officers of Renaissance Capital Group, Inc. (“RCG”) which is the investment advisor to the Renaissance Funds and the investment manager of Renaissance US.

(5)
Includes currently exercisable options from the Company to purchase 50,000 shares at $.95 per share, 35,000 shares at $.61 per share, 85,000 shares at $.44 per share, and 85,000 shares at $0.41 per share.

(6)
Includes currently exercisable options to purchase 48,000 shares from the Company at $.56 per share, 120,000 shares from the Company at $3.87 per share, 60,000 shares from the Company at $5.00 per share, 120,000 shares from the Company at $1.55 per share, 50,000 shares from the Company at $.95 per share, 100,000 shares from the Company at $.61 per share, 100,000 shares from the Company at $.44 per share, options to purchase 300,000 shares from the Company at $0.55 per share, options to purchase 85,000 shares at $0.41 per share and options to purchase 100,000 shares from the Company at $1.14 per share.

(7)	Includes currently exercisable options from the Company to purchase 350,000 shares at $0.63 per share. Does not include 1,050,000 options not currently exercisable.
(8)
RCG is the investment advisor of the Renaissance Funds. The Common Shares deemed to be beneficially owned by the Renaissance Capital Growth and Income Fund III, are comprised of 3,539,414 shares of our Common Stock, options to purchase 26,500 shares at $0.95 per share, options to purchase 18,550 shares at $0.61 per share, options to purchase 38,250 shares at $0.44 per share, options to purchase 37,400 shares at $0.41 per share, warrants to purchase 540,541 shares at $0.74 per share, warrants to purchase 540,540 shares at $1.11 per share, warrants to purchase 471,698 shares at $0.53 per share and warrants to purchase 50,000 shares at $0.86 per share.

(9)
RCG is the Investment Manager of Renaissance US. The Common Shares deemed to be beneficially owned by the Renaissance US are comprised of 3,006,585 shares of Common Stock and warrants to purchase 540,541 shares at $0.74 per share, warrants to purchase 540,540 shares at $1.11 per share, warrants to purchase 471,698 shares at $0.53 per share and warrants to purchase 50,000 shares at $0.86 per share.

(10)
RCG is the Investment Advisor for BFS US. The Common Shares deemed to be beneficially owned by BFS US are comprised of 2,312,818 shares of Common Stock and 3,088,352 shares of Common Stock issuable upon conversion of an aggregate of $1,750,000 of 6% Convertible Debentures at a weighted average conversion price of $0.63 per share. Also includes warrants to purchase 540,541 shares at $0.74 per share, warrants to purchase 540,540 shares at $1.11 per share, warrants to purchase 471,698 shares at $0.53 per share and warrants to purchase 50,000 shares at $0.86 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 27, 2002, the Company issued to BFS US a $1,000,000 6% Convertible Debenture Agreement with the Company (the “2002 Debenture”). The full amount was drawn during the fiscal year ended September 30, 2003. Interest of 6% per annum is payable in monthly installments for three years based on the unpaid principal balance. The 2002 Debenture initially matured on November 27, 2005. The 2002 Debenture is convertible at the option of the holder into shares of the Company’s Common Stock with an initial conversion price at $1.00. However, if the five (5)-day average closing price for the Company’s Common Stock immediately prior to a disbursement is below $1.00, such five (5)-day average shall become the Conversion Price.

During July 2003, the Company issued to BFS US a $750,000 6% Convertible Debenture Agreement (the “2003 Debenture”) with the Company. The full amount was drawn during the fiscal year ended September 30, 2003. Interest at a rate of 6% per annum is payable in monthly installments for 26 months based on the unpaid principal balance. The 2003 Debenture initially matured on November 27, 2005. The 2003 Debenture is convertible, at the option of the holder, into shares of the Company’s common stock, with an initial conversion price of $0.50 per share. However, if the five day average closing price for the Common Stock immediately prior to each disbursement is below the $0.50 initial conversion price, the average closing price for such period shall become the conversion price.

Pursuant to a Renewal and Modification agreement dated October 28, 2005, the Company negotiated an extension of the 2002 and 2003 Debentures referenced above with a total principal balance of $1,750,000. The lender agreed to extend the maturity date of the 2002 and 2003 Debentures dated November 27, 2002 and July 2003 respectively, in the aggregate principal amount of $1,750,000 to May 27, 2007. In consideration of such extension, the Company granted the lender a five-year warrant to purchase 175,000 shares of the Company’s Common Stock at an exercise price of $1.14 per share (subject to adjustment). The estimated value of the warrant of $166,093 was recorded on the Company’s financial statements as debt discount and is being amortized over the term of the extension.

On December 18, 2003 the Company issued to, BFS US and Renaissance US in a private placement an aggregate of 3,243,243 shares of common stock and 5 year warrants to purchase an aggregate of 3,243,243 shares with 50% of the warrants at an exercise price of $0.74 per share and 50% at an exercise price of $1.11 per share for $1,200,000. The investors are affiliated with Renaissance Capital Group, Inc. See “Security Ownership of Certain Beneficial owners and Management and Related Stock Holder Matters.

On February 21, 2006 the Company issued to, BFS US and Renaissance US an aggregate of 697,674 shares of common stock at a price of $0.86 per share in a private placement for $600,000.

Additionally on February 21, 2006 the Company issued to Renaissance Capital, BFS US and Renaissance US an aggregate of 150,000 warrants to purchase the Company’s common stock at $0.86 per share in consideration of the agreement to extend notes payable to Renaissance Capital, BFS US and Renaissance US in the aggregate principal amount of $750,000 for 18 months. The new maturity date for the notes will be January 19, 2008. The Company will continue to pay 7% interest on a monthly basis based on the current outstanding principal balance of $750,000.

SUBMISSION OF SHAREHOLDER PROPOSALS

Shareholders are advised that any shareholder proposal, including nominations to the Board of Directors, intended for consideration at the 2007 Annual Meeting must be received by the Company no later than October 1, 2006 to be included in the proxy materials for the 2007 Annual Meeting. It is recommended that shareholders submitting proposals direct them to Stephen Crosson, Secretary of the Company, and utilize certified mail, return receipt requested in order to ensure timely delivery.

ANNUAL REPORT TO SHAREHOLDERS

The Annual Report to Shareholders for the fiscal year ended September 30, 2005 is being mailed to the shareholders concurrently herewith, but such Report is not incorporated in this Proxy Statement and is not deemed to be part of the proxy solicitation materials.

OTHER MATTERS

The Board of Directors knows of no matter to come before the Annual Meeting other than as specified herein. If other business should, however, be properly brought before such meeting, the persons voting the proxies will vote them in accordance with their best judgment.

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and Proxy Statement dated May 15, 2006 and an Annual Report to Shareholders.

Dated: May 15, 2006

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE	SIGNATURE

Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE THOSE PERSONS NAMED IN THIS PROXY TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2006 ANNUAL MEETING.

REVOCABLE PROXY

CAMINOSOFT CORP.

ANNUAL MEETING OF SHAREHOLDERS

June 14, 2006

The undersigned hereby appoints Robert Degan and Stephen Crosson with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Company Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Hyatt Westlake Plaza, located at 880 S. Westlake Blvd., Westlake Village, California, on Wednesday, June 14, 2006 at 1:00 p.m. P.D.T. as follows:

		VOTE FOR		WITHHELD

1.	The election of directors of all nominees listed below (except as marked to the contrary below.)

	Robert Pearson	[ ]		[ ]
	Robert Degan	[ ]		[ ]
	Stephen Crosson	[ ]		[ ]
	Michael Skelton	[ ]		[ ]
	Russell Cleveland	[ ]		[ ]
	Lee Pryor	[ ]		[ ]
		[ ] [ ]		[ ] [ ]

		VOTE FOR	AGAINST	ABSTAIN
2.	The ratification of the selection of Weinberg & Company, P.A. as independent auditors for the fiscal year ending September 30, 2006	[ ]	[ ]	[ ]

The Board of Directors recommends a vote "FOR" each of the listed propositions.